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                                                                EXHIBIT 10.14(b)


                      SUPPLEMENT TO SUBORDINATION AGREEMENT

                                 January 2, 1998

         Reference is made to the Credit Agreement dated as of November 11, 1997 by and among AEI Holding Company, Inc. ("Borrower"), NationsBank of Texas, N.A., individually and as Agent, and the other lenders parties thereto (the "Credit Agreement") and to the Subordination Agreement dated as of November 11, 1997 by and among Borrower, Larry Addington, Addington Enterprises, Inc., Tennessee Mining, Inc., Ikerd- Bandy Co., Inc., and Addington Mining, Inc. (the "Subordination Agreement") executed pursuant thereto. Terms defined in the Credit Agreement and Subordination Agreement are used herein with the same meaning.

         WHEREAS, Section 6.17 of the Credit Agreement requires each Subsidiary of Borrower acquired after the date thereof to execute and deliver to Agent a supplement to the Subordination Agreement by which such Subsidiary shall become a party thereto as a "Subsidiary".

         NOW, THEREFORE, Mining Technologies, Inc., a Kentucky corporation ("Mining Technologies") hereby agrees as follows:

         1. Upon and from its execution hereof, Mining Technologies shall be a party to the Subordination Agreement and shall comply with all the obligations of the Related Persons and Subsidiaries thereunder.

         2. The Subordination Agreement, as supplemented hereby, is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Supplement Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Agent or any Lender under the Subordination Agreement nor constitute a waiver of any provision of the Subordination Agreement.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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         IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first written above.


                                         MINING TECHNOLOGIES, INC.



                                         By: /s/ Vic Grubb
                                             ---------------------------------
                                             Name: Vic Grubb
                                             Title: Treasurer



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